VANGUARD(R)INTERNATIONAL
VALUE FUND
SEMIANNUAL REPORT JUNE 30, 2001

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER
As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.
     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.
     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

** Vanguard International Value Fund returned -9.6% during the six months ended June 30, 2001, a difficult period for stocks.

**   Amid a global economic slowdown, many companies reported lower earnings.

** A rise in the value of the dollar exacerbated losses from international equity markets.

CONTENTS

1 Letter from the Chairman

5 Report from the Adviser

8 Fund Profile

10 Glossary of Investment Terms

11 Performance Summary

12 Financial Statements

20 Advantages of Vanguard.com

LETTER
from the Chairman

Fellow Shareholder,

During the six months ended June 30, 2001, the world's major economies were weak, stock prices declined in the United States and abroad, and the dollar was strong. Amid these difficult conditions, vanguard international value fund recorded a disappointing fiscal half-year return of -9.6%. Our result was better, however, than the results for our average competitor and index benchmark.

TOTAL RETURNS                     Six Months Ended
                                     June 30, 2001
--------------------------------------------------
Vanguard International Value Fund       -9.6%
Average International Fund*            -14.3
MSCI EAFE Index                        -14.4
--------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table above presents the six-month total return (capital change plus reinvested dividends) for the fund and its comparative standards--the average international stock mutual fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which tracks the performance of stocks in 21 developed nations. Our total return is based on a decrease in net asset value from $26.02 on December 31, 2000, to $23.50 on June 30, and is adjusted for an income dividend of $0.01 per share.

FINANCIAL MARKETS IN REVIEW
Most reports suggested that the pace of worldwide economic growth slowed markedly during the first half of 2001, compared with a year ago. Corporate profits fell in many countries, and unemployment rose. To stimulate capital spending in the United States, the Federal Reserve Board's Open Market Committee cut its target for short-term interest rates six times--by a total of 275 basis points, or 2.75 percentage points--during the half-year. The

MARKET BAROMETER                                                   Total Returns
                                                     Periods Ended June 30, 2001

                                                 Six         One        Five
                                              Months        Year      Years*
--------------------------------------------------------------------------------
STOCKS
MSCI EAFE Index (International)                -14.4%      -23.3%        3.2%
S&P 500 Index (Large-caps)                      -6.7       -14.8        14.5
Russell 2000 Index (Small-caps)                  6.9         0.6         9.6
Wilshire 5000 Index (Entire market)             -5.8       -15.4        13.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      3.6%       11.2%        7.5%
Lehman 10 Year Municipal Bond Index              2.8         9.5         6.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        2.5         5.6         5.2
================================================================================
CPI
Consumer Price Index                             2.3%        3.2%        2.6%
--------------------------------------------------------------------------------
*Annualized.

Bank of England, the European Central Bank, and the Bank of Japan also moved to make short-term borrowing cheaper.
     In the first quarter, worries that muted growth in the United States would have a negative effect on the world's economies undermined stocks in all but three of the countries in the EAFE Index. Technology and telecommunications stocks were the hardest hit, weighed down by excess inventories and a reduction in capital spending by corporations. U.S. tech stocks, as measured by the Nasdaq Composite Index, lost a quarter of their value between December 31, 2000, and March 31, leaving them about -60% off their March 2000 peak. In Europe, tech issues shed about one-third of their value during the first quarter. Investors' pessimism was not limited to technology stocks, but cast a shadow over nearly every part of the international markets, including the "defensive" consumer discretionary and health care sectors. Europe bore the brunt of the pullback--the MSCI Europe Index fell -15.5% in U.S. dollars during the first three months of the year.
     The MSCI Pacific Free Index returned -9.1% between January and March as Japan's equity market--which accounts for more than 75% of the benchmark--fell to its lowest level in 15 years. While business investment increased, sluggish personal consumption and bad bank loans continued to impede the recovery of the world's second-largest economy. Developing markets also struggled over the three months--the Select Emerging Markets Free Index fell -8.8%.




TOTAL RETURNS                                                   Six Months Ended
                                                                   June 30, 2001
                                   Local
                                Currency       Currency            U.S. Dollar
Stock Market Index                Return         Effect                 Return
--------------------------------------------------------------------------------
MSCI EAFE                          -6.6%          -7.8%                 -14.4%
MSCI Europe                         -9.0           -8.2                  -17.2
MSCI Pacific Free                   -0.3           -7.8                   -8.1
Select Emerging Markets Free*       10.1          -11.0                   -0.9
--------------------------------------------------------------------------------
Wilshire 5000                      -5.8%             --                  -5.8%
--------------------------------------------------------------------------------
*Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America.


     The second quarter was better--though far from great--for equity investors around the world. Observers of Japan were hopeful that the election of a new prime minister--the country's ninth in ten years--would lead to significant economic reform. Stocks in the Pacific Rim, as well as in the emerging markets, recorded gains, while European equities slipped a bit more. For the full six months, developed international stock markets, as measured by the MSCI EAFE Index, fell -14.4%. Emerging markets returned -0.9%. In comparison, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, declined -5.8% during the same period.
     The declines in international equity values for American investors were due in part to the strength of the U.S. dollar. In local-currency terms, European stocks returned -9%, while stocks in the Pacific Rim were flat and those in emerging markets gained about 10%. All of these returns were reduced for U.S. investors because the dollar gained value versus most currencies. Compared with two major currencies--the Japanese yen and the euro, the common currency of a dozen nations--the dollar's gain was about 10%.

PERFORMANCE OVERVIEW
Although ending the half-year in negative territory, Vanguard International Value Fund performed well relative to its comparative standards. The fund's return was 4.7 percentage points better than that of its average peer and 4.8 percentage points ahead of the EAFE Index.

                                                 -------------------------------
                                                                  OUR INVESTMENT
                                                             ADVISER'S AVOIDANCE
                                                               OF CERTAIN STOCKS
                                                                 HELPED THE FUND
                                                                OUTPACE BOTH THE
                                                           INDEX AND THE AVERAGE
                                                             INTERNATIONAL FUND.
                                                 -------------------------------

     Our investment adviser's avoidance of certain stocks, particularly in the information technology, telecommunications services, and industrial sectors, gave us our advantage over our comparative measures. During the first three months of the period, for example, the tech stocks in the EAFE Index declined about -30%, but the fund's holdings in the sector held up better, returning -12%. In the second quarter, the index's telecom-services companies declined -14%, but our holdings fell less than -1%. International Value also benefited from relatively strong stock selection in the energy and utility sectors. Modest stakes in Russian, Mexican, and other emerging-market stocks produced only flat results during the half-year but bolstered the fund's advantage over the index.
     Our relative successes aside, we recognize that it is difficult to find solace in a negative total return. We also thank you for entrusting your assets to Vanguard.
     As of June 30, the fund had 71% of its assets in Europe, 20% in the Pacific Rim (two-thirds of that in Japan), and 9% in emerging markets. Additional information about the fund's position is included in the Report From the Adviser, which begins on page 5.

IN SUMMARY
Some observers have pointed to the strength of the dollar over the past several years as evidence that international investing is pointless for U.S. investors. We disagree. Investors who understand that currency risk adds to the price volatility of international stocks--and who have a lengthy time horizon--should have some international holdings. Currency fluctuations are part of the reason why international equities do not move in lockstep with their domestic counterparts. That's why they can be a valuable source of diversification.
     You can limit the volatility of your portfolio--and ensure that you participate in gains posted by any segment of the financial markets--by diversifying broadly. This means investing in domestic and international stock funds, bond funds, and short-term investments in proportions that make sense for your personal goals, time horizon, financial situation, and risk tolerance. Once you have such a program in place, we encourage you to stay the course.


Sincerely,

July 23, 2001

/S/JOHN J. BRENNAN                                                      [PHOTO]
                                                                 JOHN J. BRENNAN
                                            Chairman and Chief Executive Officer


--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The fiscal year-end for Vanguard International Value Fund is being changed from December 31 to October 31. The change will not affect the fund's investment objective or policies. Rather, it is part of a wider effort to improve the efficiency and reduce the costs of producing fund reports by spreading the work more evenly throughout the year.
In December, shareholders of the International Value Fund will receive a fund report covering the ten-month period from December 31, 2000, through October 31, 2001. After that, shareholders will receive a semiannual report each June, covering the six months from November 1 through April 30, and an annual report each December, covering the twelve months through October.

REPORT
from the Adviser                               HANSBERGER GLOBAL INVESTORS, INC.

================================================================================
Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
================================================================================



VANGUARD INTERNATIONAL VALUE FUND
registered a return of -9.6% for the six months ended June 30, 2001, but did substantially better than the benchmark MSCI EAFE Index, which returned -14.4%.

THE INVESTMENT ENVIRONMENT
Most major stock markets fell during the first half of 2001 as forecasts for economic growth in key geographical regions were lowered and estimates for corporate earnings in many sectors were downgraded. In the United States, unemployment inched upward, portending a slowdown in consumer spending. In addition, capital investment is expected to decline this year, and spending on technology--an important driver of economic growth over the past several years--is expected to be especially low. The reduction of income taxes and the Federal Reserve Board's interest rate cuts should boost personal and corporate spending in the United States. However, these measures will need time to produce any good effects, so it is difficult to determine when the U.S. economy will bounce back.
     The European equity markets also continued to decline during the six months. Growth in GDP (gross domestic product) remained anemic, particularly in France and Germany, and earnings estimates were reduced for most companies. European telecommunications stocks were especially hard-hit as telecom providers issued new shares to service debt loads strained by recent capital expenditures. Technology stocks also fell as these companies dealt with overcapacity and falling demand in the corporate and retail sectors. For U.S. investors, the decline of European stock prices was exacerbated by the weakness of the euro, which fell about 10% during the half-year.
     Overall, the fall in equity markets has factored in expectations for a slower-growing global economy. We therefore believe that signs of accelerating growth in Europe and the United States may feed quickly into increasing stock prices.
     The Japanese market also receded during the six months. Some of the decline can be attributed to the lack of confidence in Prime Minister Junichiro Koizumi's ability to reform the financial sector and stimulate the Japanese economy. In addition, many Japanese technology companies suffered from the global drop in technology, media, and telecommunications stocks.

     The strength of the dollar relative to the yen also penalized U.S. investors; the dollar rose 10% versus the yen during the six months ended June
30. The conditions for a recovery in the Japanese economy and the Japanese stock market are not favorable, and the International Value Fund remains underweighted in Japan. However, we have many positions in Japanese companies that operate in the global marketplace or that are likely to benefit from improving GDP growth in Europe and the United States.

OUR SUCCESSES AND SHORTFALLS
Our search for companies in good businesses at attractive valuations has led us to build a 9% exposure in the emerging markets. Although our investments in emerging markets returned -0.1%, this was the best-performing segment for the fund.
     During the past six months, the International Value Fund had positive returns in the energy and utilities groups--two of the ten "super sectors" that comprise the EAFE Index. In comparison, not one of the index's ten sectors registered a positive return during the half-year period.
     On the negative side, the fund's health care stocks registered a return of -18.6%, well behind the -10.8% return of the EAFE Index's health care stocks. The fund suffered its second biggest loss in the information technology sector, though our technology stocks (-14.5%) did outperform the tech stocks in the EAFE Index (-34.1%). On a geographical basis, the fund outperformed the EAFE in Europe and the United Kingdom, but our returns from these areas were negative.
     Although many of the stocks owned by the fund declined in value during the six months, we had some winners. Honda, Hitachi, and the Bank of Ireland were our top three performers, while Zurich Financial Services, Roche Holdings, and Koninklijke KPN were our worst performers.

OUR INVESTMENT PHILOSOPHY
Our investment philosophy is driven by stock selection. The fund's weightings within a sector or a region of the world are a result of our disciplined, bottom-up research process.
     It's important to note that performance in a six-month period does not necessarily cause us to change our holdings or our views on the stocks we own. Our value style encourages us to analyze the long-term outlook for individual companies and to continuously validate the arguments for remaining investors in those stocks. While many investors analyze companies and stocks on a daily basis and react energetically to every piece of news, we believe that the managements of the companies in which we invest have a fairly clear idea of where they wish to take their companies over the long run and how to get there.

The short-term nervousness in the stock markets and the unclear outlook for the global economy are likely to remain with us for the next few months. But our disciplined research and investment philosophy should continue to give us an anchor through these choppy waters and allow us to help you reach your long-term financial goals.
     Thank you for your interest and investment in Vanguard International Value Fund.

Thomas Hansberger, Chief Investment Officer
Ajit Dayal, Deputy Chief Investment Officer
Ronald Holt, Senior Vice President
Aureole L. W. Foong, Managing Director, Asian Research             July 19, 2001



PORTFOLIO CHANGES                                 Six Months Ended June 30, 2001

                                        Comments
--------------------------------------------------------------------------------
NEW HOLDINGS
ABB                                     World's largest electrical engineering
                                        company (which also has a large
                                        financial services division); trading
                                        at the lower end of its valuation ratios
                                        due to fears of global slowdown.
--------------------------------------------------------------------------------
Adidas-Salomon                          Sporting goods and apparel maker;
                                        trading at the low end of its
                                        recent valuation multiples.
--------------------------------------------------------------------------------
E.On                                    German utility that has an eye on global
                                        expansions and a balance sheet to
                                        match its desire for acquisitions.
--------------------------------------------------------------------------------
Groupe Danone                           One of the world's largest producers and
                                        distributors of dairy
                                        products, bottled water, and cookies and
                                        crackers; growing significantly outside
                                        its core markets of France and Europe
                                        and moving aggressively into emerging
                                        economies like China and India.
================================================================================
ELIMINATED
AMP                                     Australian insurer has little presence
                                        in major markets, Europe, or the
                                        United States.
--------------------------------------------------------------------------------
Barclays                                Appreciated recently; better value now
                                        found in other banks (Standard
                                        Chartered).
--------------------------------------------------------------------------------
Canon                                   Better value found in other Japanese
                                        consumer names (Sony) and technology
                                        companies (Rohm).
--------------------------------------------------------------------------------
Fujitsu                                 Rebounded from recent lows; better value
                                        found in other Japanese
                                        technology names (NEC, TDK).
--------------------------------------------------------------------------------



                                                                     See page 12
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                                 As of June 30, 2001
        for International Value Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 10.

-------------------------------------
PORTFOLIO CHARACTERISTICS
                                MSCI
                        Fund    EAFE
-------------------------------------
Number of Stocks          76     919
Turnover Rate            50%*     --
Expense Ratio          0.62%*     --
Cash Investments        2.1%      --
-------------------------------------



------------------------------------------------
TEN LARGEST HOLDINGS
(% of total net assets)

Unilever PLC 3.5%
        (food, beverage & tobacco)
Nestle SA (Registered)                      3.0
        (food, beverage & tobacco)
Electrolux AB Series B                      2.3
        (consumer products)
Rolls-Royce PLC 2.3
        (aerospace & defense)
BNP Paribas                                 2.3
        (banking)
TotalFinaElf SA                             2.1
        (integrated oil)
Wolters Kluwer NV                           2.1
        (media)
HSBC Holdings PLC                           2.1
        (banking)
GlaxoSmithKline PLC                         2.0
        (pharmaceuticals)
Novartis AG (Registered)                    2.0
        (pharmaceuticals)
------------------------------------------------
Top Ten                                    23.7%
------------------------------------------------



----------------------------------------
VOLATILITY MEASURES
                                    MSCI
                       Fund         EAFE
----------------------------------------
R-Squared              0.77         1.00
Beta                   0.95         1.00
----------------------------------------
*Annualized.


----------------------------------------
FUND ALLOCATION
  BY REGION

EMERGING MARKETS        9%
PACIFIC                20%
EUROPE                 71%
----------------------------------------

-------------------------------------------------
COUNTRY DIVERSIFICATION (% of common stocks)

                                            MSCI
                                  Fund      EAFE
-------------------------------------------------
EUROPE
United Kingdom                    19.5%    21.7%
France                            13.3     11.1
Switzerland                       11.4      6.7
Germany                            8.0      8.7
Netherlands                        6.9      5.6
Sweden                             5.6      2.2
Italy                              2.0      4.4
Spain                              1.4      3.0
Ireland                            1.2      0.7
Norway                             1.2      0.5
Greece                             0.8      0.3
Finland                            0.0      1.8
Denmark                            0.0      1.0
Belgium                            0.0      0.9
Portugal                           0.0      0.5
Austria                            0.0      0.2
-------------------------------------------------
Subtotal                          71.3%    69.3%
-------------------------------------------------
PACIFIC
Japan                             13.6%    24.4%
Hong Kong                          5.6      2.1
Singapore                          0.9      0.9
Australia                          0.0      3.2
New Zealand                        0.0      0.1
-------------------------------------------------
Subtotal                          20.1%    30.7%
-------------------------------------------------
EMERGING MARKETS
South Korea                        2.8%     --
Mexico                             2.8      --
Thailand                           1.2      --
Russia                             1.0      --
Brazil                             0.8      --
Indonesia                          0.0      --
-------------------------------------------------
Subtotal                           8.6%     --
-------------------------------------------------
Total                            100.0%    100.0%
-------------------------------------------------

                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
of Investment Terms

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Turnover Rate. An indication of a fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
for International Value Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS (%)    December 31, 1990-June 30, 2001

Scale -30% -- 50%

Fiscal Year       International               MSCI
                     Value Fund         EAFE Index
1991                         10               12.5
1992                       -8.7              -11.8
1993                       30.5               32.9
1994                        5.3                8.1
1995                        9.6               11.6
1996                       10.2                6.4
1997                       -4.6                2.1
1998                       19.5               20.3
1999                       21.8               27.3
2000                       -7.5                -14
2001                       -9.6              -14.4


*Six months ended June 30, 2001.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
June 30, 2001 (unaudited)

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
INTERNATIONAL VALUE FUND                  SHARES                   (000)
------------------------------------------------------------------------
COMMON STOCKS (97.9%)
------------------------------------------------------------------------
BRAZIL (0.8%)
* Tele Norte Leste
  Participacoes ADR                      370,000                   5,646

FRANCE (13.0%)
  BNP Paribas                            196,677                  17,116
  TotalFinaElf SA                        114,000                  15,963
  Cie. de St. Gobain SA                  103,598                  14,076
  Alstom                                 408,000                  11,350
  AXA                                    316,056                   9,004
  Pechiney SA A Shares                   177,000                   8,991
  Groupe Danone                           60,000                   8,234
  Usinor Sacilor SA                      650,000                   6,818
  Cap Gemini SA                           68,100                   4,958
                                                                 -------
                                                                  96,510
                                                                 -------

GERMANY (7.8%)
Linde AG                                 349,900                  14,861
E.On AG                                  231,000                  12,113
SAP AG                                    77,000                  10,685
Adidas-Salomon AG                        135,000                   8,270
Volkswagen AG                            145,156                   6,820
Volkswagen AG Pfd.                       178,000                   5,425
                                                                 -------
                                                                  58,174
                                                                 -------

GREECE (0.8%)
  Hellenic Telecommunication
  Organization SA                        456,000                   5,960


HONG KONG (5.5%)
  HSBC Holdings PLC                    1,300,000                  15,376
  Hutchison Whampoa Ltd.               1,300,000                  13,126
* China Mobile (Hong Kong) Ltd.        2,320,000                  12,255
                                                                 -------
                                                                  40,757
                                                                 -------

INDONESIA
* PT Inti Indorayon
  Utama                                  545,000                      16


IRELAND (1.2%)
  Bank of Ireland PLC                    900,000                   8,914

ITALY (2.0%)
  ENI SpA                              1,188,555                  14,489

JAPAN (13.3%)
  Sankyo Co., Ltd.                       609,000                  10,987
  Promise Co., Ltd.                      120,000                   9,891
  Hitachi Ltd.                           873,000                   8,575
  Matsushita Electric
   Industrial Co., Ltd.                  541,000                   8,468
Mabuchi Motor Co.                         76,000                   7,788
Sumitomo Trust &
   Banking Co., Ltd.                   1,210,000                   7,616
Honda Motor Co., Ltd.                    170,000                   7,470
Rohm Co., Ltd.                            46,000                   7,148
Mizuho Holdings, Inc.                      1,530                   7,115
Sony Corp.                                92,000                   6,049
TDK Corp.                                129,000                   6,010

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                          SHARES                   (000)
------------------------------------------------------------------------
  NEC Corp.                              421,000                   5,688
  Asahi Kasei Corp.                    1,300,000                   5,462
  Nihon Unisys, Ltd.                     103,900                     892
                                                                  ------
                                                                  99,159
                                                                  ------

MEXICO (2.7%)
  Cemex SA de CV ADR                     328,060                   8,694
  Telefonos de Mexico SA Class L ADR     170,000                   5,965
* Grupo Televisa SA GDR                  140,600                   5,625
                                                                  ------
                                                                  20,284
                                                                  ------

NETHERLANDS (6.8%)
  Wolters Kluwer NV                      576,576                  15,498
  ING Groep NV                           216,940                  14,178
  Akzo Nobel NV                          231,075                   9,781
  ABN-AMRO Holding NV                    358,942                   6,743
  Koninklijke KPN NV                     754,625                   4,280
                                                                  ------
                                                                  50,480
                                                                  ------

NORWAY (1.2%)
* Petro Geo-Services ASA                 850,000                   8,604

RUSSIA (1.0%)
* OAO Lukoil Holding ADR                 155,000                   7,518

SINGAPORE (0.9%)
  DBS Group Holdings Ltd.                871,701                   6,411

SOUTH KOREA (2.7%)
  Pohang Iron & Steel Co.
  Ltd. ADR                               518,000                  10,215
  Kookmin Bank                           600,000                   8,051
  Kookmin Bank GDR                       150,000                   1,995
                                                                  ------
                                                                  20,261
                                                                  ------

SPAIN (1.4%)
* Telefonica Moviles SA                1,513,000                  10,221

SWEDEN (5.5%)
  Electrolux AB Series B               1,253,975                  17,338
  Atlas Copco AB B Shares                701,000                  13,589
  Nordea AB                            1,702,081                   9,695
                                                                  ------
                                                                  40,622
                                                                  ------

SWITZERLAND (11.2%)
  Nestle SA (Registered)                 103,870                  22,076
  Novartis AG                            414,680                  15,008
  Roche Holdings AG                      200,000                  14,410
  Swisscom AG                             56,400                  13,430
  Zurich Financial Services AG            33,270                  11,347
  ABB Ltd.                               440,000                   6,659
* Syngenta AG                              1,681                      88
                                                                  ------
                                                                  83,018
                                                                  ------

THAILAND (1.1%)
  Advanced Information Services PLC      795,000                   8,463


UNITED KINGDOM (19.0%)
  Unilever PLC                         3,047,000                  25,669
  Rolls-Royce PLC                      5,190,000                  17,117
  GlaxoSmithKline PLC                    534,100                  15,023
  Nycomed Amersham PLC                 1,600,000                  11,589
  British Telecommunications
   PLC                                 1,843,036                  11,585
  Great Universal Stores PLC           1,307,810                  11,192
  Royal Bank of Scotland
   Group PLC                             442,224                   9,746
  British Airways PLC                  1,930,000                   9,337
  Boots Co. PLC                        1,000,000                   8,453
Lloyds TSB Group PLC                     810,000                   8,105
Standard Chartered PLC                   600,000                   7,687
Kingfisher PLC                         1,100,000                   5,952
                                                                  ------
                                                                 141,455
                                                                  ------

------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $755,282)                                                726,962
------------------------------------------------------------------------

                                            FACE
                                          AMOUNT
                                           (000)
------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS (11.5%)
------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.07%, 7/2/2001                        $13,026                  13,026
  4.07%, 7/2/2001--Note F                 72,373                  72,373
------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $85,399)                                                    85,399
------------------------------------------------------------------------

TOTAL INVESTMENTS (109.4%)
(Cost $840,681)                                                  812,361
------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (-9.4%)
------------------------------------------------------------------------

Other Assets--Note C                                               7,489
Security Lending Collateral Payable to Brokers--Note F          (72,373)
Other Liabilities                                                (4,703)
                                                                --------
                                                                (69,587)
                                                                --------

------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 31,609,416 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $742,774
========================================================================

NET ASSET VALUE PER SHARE                                         $23.50
========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

-----------------------------------------------------
                                   Amount         Per
International Value Fund            (000)       Share
-----------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------
Paid-in Capital                  $803,205      $25.41
Undistributed Net
  Investment Income--Note D         7,542         .24
Accumulated Net Realized
  Losses--Note D                  (39,582)      (1.25)
Unrealized Depreciation--Note E
  Investment Securities           (28,320)       (.90)
  Foreign Currencies                  (71)         --
-----------------------------------------------------
NET ASSETS                       $742,774      $23.50
=====================================================
                                       14

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                        INTERNATIONAL VALUE FUND
                                                  SIX MONTHS ENDED JUNE 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
        Dividends*                                                      $ 10,723
        Interest                                                             645
        Security Lending                                                     391
--------------------------------------------------------------------------------

                Total Income                                              11,759
--------------------------------------------------------------------------------
EXPENSES
        Investment Advisory Fees--Note B                                     628
        The Vanguard Group--Note C
                Management and Administrative                              1,540
                Marketing and Distribution                                    75
        Custodian Fees                                                       157
        Auditing Fees                                                          6
        Shareholders' Reports                                                 23
        Trustees' Fees and Expenses                                            1
--------------------------------------------------------------------------------
                Total Expenses                                             2,430
--------------------------------------------------------------------------------
NET INVESTMENT INCOME 9,329
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
        Investment Securities Sold                                      (21,542)
        Foreign Currencies                                                 (921)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (22,463)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
        Investment Securities                                           (68,021)
        Foreign Currencies                                                  (49)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (68,070)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(81,204)
================================================================================
*Dividends are net of foreign withholding taxes of $621,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------
                                                             INTERNATIONAL VALUE FUND
                                                        ----------------------------------------
                                                          SIX MONTHS                     YEAR
                                                               ENDED                    ENDED
                                                       JUN. 30, 2001            DEC. 31, 2000
                                                               (000)                    (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                       $ 9,329                 $ 17,884
 Realized Net Gain (Loss)                                    (22,463)                  (6,176)
 Change in Unrealized Appreciation (Depreciation)            (68,070)                 (88,674)
------------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting
        from Operations                                      (81,204)                 (76,966)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                         (319)                  (23,114)
 Realized Capital Gain                                            --                   (6,684)
------------------------------------------------------------------------------------------------
        Total Distributions                                    (319)                  (29,798)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                      298,907                  690,977
 Issued in Lieu of Cash Distributions                            293                   27,455
 Redeemed                                                   (310,227)                (821,000)
------------------------------------------------------------------------------------------------
        Net Increase (Decrease) from Capital
        Share Transactions                                   (11,027)                (102,568)
------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                   (92,550)                (209,332)
------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                         835,324                1,044,656
------------------------------------------------------------------------------------------------
 End of Period                                              $742,774                $ 835,324
================================================================================================
1Shares Issued (Redeemed)
 Issued                                                       12,084                   25,713
 Issued in Lieu of Cash Distributions                             13                    1,059
 Redeemed                                                    (12,585)                 (30,542)
------------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Shares Outstanding           (488)                  (3,770)
================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------
                                                                        INTERNATIONAL VALUE FUND
                                                                        YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED ---------------------------------------------------
THROUGHOUT EACH PERIOD                       JUNE 30, 2001      2000        1999        1998      1997    1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $26.02    $29.13      $25.09      $22.64    $27.54  $31.11
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                  .30       .55         .69         .77      .690     .82
Net Realized and Unrealized Gain (Loss)
   on Investments                                    (2.81)    (2.74)       4.74        3.64    (1.945)   2.20
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  (2.51)    (2.19)       5.43         4.41   (1.255)   3.02
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                  (.01)     (.73)       (.66)      (1.06)    (.690)   (.82)
Distributions from Realized Capital Gains               --      (.19)       (.73)       (.90)   (2.955)  (5.77)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                (.01)     (.92)      (1.39)      (1.96)   (3.645)  (6.59)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $23.50    $26.02      $29.13      $25.09    $22.64  $27.54
==============================================================================================================
TOTAL RETURN                                         -9.64%    -7.48%      21.81%      19.46%    -4.58%  10.22%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                  $743      $835      $1,045        $806      $777    $917
Ratio of Total Expenses to
   Average Net Assets                               0.62%*     0.53%       0.59%       0.52%     0.49%   0.50%
Ratio of Net Investment Income to
   Average Net Assets                               2.38%*     1.94%       2.54%       2.77%     2.36%   2.50%
Portfolio Turnover Rate                               50%*       78%         41%         39%       37%     82%
==============================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FORWARD CURRENCY CONTRACTS: The fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2001, the advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2001, the fund had contributed capital of $143,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended June 30, 2001, the fund purchased $193,588,000 of investment securities and sold $196,336,000 of investment securities, other than temporary cash investments.
     During the six months ended June 30, 2001, the fund realized net foreign currency losses of $921,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.
     At December 31, 2000, the fund had available a capital loss carryforward of $17,884,000 to offset future net capital gains through December 31, 2008.

E. At June 30, 2001, net unrealized depreciation of investment securities for federal income tax purposes was $28,320,000, consisting of unrealized gains of $79,194,000 on securities that had risen in value since their purchase and $107,514,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency losses of $71,000 resulting from the translation of other assets and liabilities at June 30, 2001.

F. The market value of securities on loan to broker/dealers at June 30, 2001, was $68,505,000, for which the fund held cash collateral of $72,373,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE ADVANTAGES OF
GETTING CONNECTED
Visit Vanguard.com

                                                                      [COMPUTER]


Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
**   Choose to receive all fund reports, as well as prospectuses, online.
** Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

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Q462 082001